UNIVERSAL SECURITY INSTRUMENTS,  INC.
                      7-A Gwynns Mill Court
                   Owings Mills, Maryland 21117

             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                  To Be Held on October 10, 2001


To the Shareholders of Universal Security Instruments, Inc.:

    The Annual Meeting of Shareholders of UNIVERSAL SECURITY INSTRUMENTS, INC. will be held at Universal's headquarters at 7-A Owings Mill Court, Owings Mills, Maryland 21117, on Wednesday, October 10, 2001, at 10:30 a.m. for the following purposes:

    1. To elect a Board of three directors to serve until the next annual meeting and until their successors have been elected and qualify.

    2. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

    Only shareholders of record at the close of business on July
30, 2001 will be entitled to notice of and to vote at the meeting.


                          By Order of the Board of Directors,



                          HARVEY B. GROSSBLATT
                          Secretary

DATED:  August 20, 2001


IMPORTANT - YOUR PROXY IS ENCLOSED. Shareholders who do not plan to attend the meeting are requested to complete, date, sign and return promptly the enclosed proxy in the enclosed envelope. No postage is required for mailing in the United States.

                         PROXY STATEMENT

    The enclosed proxy is solicited by the Board of Directors of Universal Security Instruments, Inc. (the "Company") in connection with the Annual Meeting of the Shareholders of the Company to be held on October 10, 2001 or any adjournments thereof. The proxy is revocable at any time before exercise by written notice to the Secretary of the Company, 7-A Gwynns Mill Court, Owings Mills, Maryland 21117.

    Only shareholders of record at the close of business on July 30, 2001 (the "Record Date") will be entitled to notice of and to vote at the meeting. The number of shares of Common Stock, $.01 par value, of the Company (the "Common Stock") outstanding on July 30, 2001 and entitled to vote at the meeting is 912,270 shares, each having one vote.

                       BENEFICIAL OWNERSHIP

    The following table reflects the names and addresses of the only persons known to the Company to be the beneficial owners of 5% or more of the Common Stock outstanding as of the Record Date:


      Name and address          Shares beneficially    Percent
      of beneficial owner              owned         of class(1)

Michael Kovens                        328,2952           33.5%
7-A Gwynns Mill Court
Owings Mills, Maryland 21117

Stephen C. Knepper                    102,8732           10.5%
7-A Gwynns Mill Court
Owings Mills, Maryland 21117

Bruce Paul                            129,400            14.0%
One Hampton Road
Purchase, New York
_________________________________

(1) For the purpose of determining the percentages of stock beneficially owned, shares of stock subject to options or rights exercisable within 60 days of July 30, 2001 are deemed to be outstanding.

(2) For information regarding the nature of beneficial ownership of stock owned by Messrs. Kovens and Knepper, please see footnotes 2 and 3, under INFORMATION REGARDING STOCK
    OWNERSHIP OF MANAGEMENT.

                      ELECTION OF DIRECTORS

    At the 2001 Annual Meeting, three directors will be elected to hold office for the ensuing year and until their successors are elected and qualify. Under the Company's bylaws, directors are elected by the vote of a majority of the Company's outstanding shares of Common Stock. Consequently, the withholding of votes, abstentions and broker non-votes with respect to shares of Common Stock otherwise present at the Annual Meeting in person or by proxy may have an effect on the outcome of this vote.

    Unless otherwise specified in the proxy, it is the present intention of the persons named in the accompanying form of proxy to vote such proxy for the election as directors of the three nominees listed below. Pursuant to the Company's By-laws, the three nominees were nominated by the Board of Directors. If, due to unforeseen contingencies, any of the nominees designated below shall not be available for election, the persons named in the accompanying form of proxy reserve the right to vote such proxy for such other person or persons as may be nominated for director by the management of the Company so as to provide a full Board. Management has no reason to believe that any nominee will be unable to serve if elected.

                   Principal occupation                 Director
Name          Age  for past five years                  since

Stephen            Director; Chairman of the Board      1970
 C. Knepper. .57   of the Company 1970 through July
                   1996; Vice Chairman of the Board
                   since August 1996.

Michael            Director; President of the Company   1970
 Kovens. . . .58   1970 through July 1996; Chairman
                   of the Board since August 1996.

Harvey             Director since September 1996;       1996
 Grossblatt . 55   President since July 1996; Chief
                   Financial Officer since April 1997;
                   Executive Vice President of the
                   Company from December 1986 through
                   June 1996; Secretary and Treasurer
                   of the Company since September 1988;
                   Vice President and Chief Financial
                   Officer of the Company from October
                   1983 through May 1995.

     During the fiscal year ended March 31, 2001, the Board of Directors held one regular meeting at which all of the directors were present.

Committees and Meetings of the Board of Directors

    For the fiscal year ended March 31, 2001, the Company did not have a standing Nominating Committee, Audit Committee or Compensation Committee of the Board of Directors, or committees performing similar functions. These functions are currently being performed by the Board of Directors.

Compensation of Directors

    For the fiscal year ended March 31, 2001, directors employed by the Company received no additional compensation for serving as a director.

Section 16(a) Beneficial Ownership Reporting Compliance

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's directors and executive officers and each person who owns more than 10% of the outstanding Common Stock file with the Securities and Exchange Commission an initial report of beneficial ownership and subsequent reports of changes in beneficial ownership of Common Stock. To the Company's knowledge, all of the required persons complied with the filing requirements applicable.

       INFORMATION REGARDING STOCK OWNERSHIP OF MANAGEMENT

    As of July 30, 2001, the shares of the Company's Common Stock owned beneficially by each director, by each executive officer and by all directors and officers as a group were as follows:

                               Amount and nature of    Percent of
Name of beneficial owner       beneficial ownership     class(1)

Michael Kovens. . . . . . . . . . .  328,295(2)           34.0%
Stephen C. Knepper. . . . . . . . .  102,873(3)           10.7%
Harvey Grossblatt . . . . . . . . .   19,272(4)            2.1%
All directors and officers
  as a group (4 persons included) .  504,690              46.5%
_________________________________

(1) For the purpose of determining the percentages of stock beneficially owned, shares of stock subject to options or rights exercisable within 60 days of July 30, 2001 are deemed to be outstanding pursuant to options granted under the Company's Non-Qualified Stock Option Plan.

(2) Includes 68,750 shares which Mr. Kovens presently has the right to acquire pursuant to options granted under the Company's Non-Qualified Stock Option Plan.
(3) Includes 68,750 shares which Mr. Knepper presently has the right to acquire pursuant to options granted under the Company's Non-Qualified Stock Option Plan and 2,000 shares held by a Trust in which Mr. Knepper has voting control.

(4) Includes 12,000 shares which Mr. Grossblatt presently has the right to acquire pursuant to options granted under the Company's Non-Qualified Stock Option Plan.

                        EXECUTIVE COMPENSATION


Table I.  Summary Compensation Table

    The following table reflects the aggregate amount paid or accrued by the Company in its three most recent fiscal years, for each executive officer whose compensation exceeded $100,000 in the fiscal year ended March 31, 2001.

                                        Long Term Compensation
Name and                                    Awards     Payouts
Principal          Annual Compensation  Stock           LTIP    All Other
Position     Year  Salary   Bonus Other Awards Options Payouts Compensation

Michael
 Kovens      2001 $175,000   -      -     -      -       -         $-0-
Chairman     2000 $175,000 75,000   -     -    23,750    -         $-0-
 of the      1999 $175,000   -      -     -    12,500    -         $-0-
 Board

Harvey
 Grossblatt  2001 $122,500   -      -     -     5,000    -         $-0-
 President,  2000 $122,500 10,000   -     -      -       -         $-0-
 Secretary   1999 $122,500   -      -     -     6,250    -         $-0-
 and
 Treasurer

Table II.  Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End
             Option/SAR Values
           The following table sets forth information concerning the number and value of unexercised options held as of March 31, 2001 by each executive officer whose compensation exceeded $100,000 in the year then ended:

                                               Number of
                                              Securities      Value of
                                              Underlying     Unexercised
                                             Unexercised     In-the-Money
                                               Options          Options
                      Shares               SARS at FY-End   SARS at FY-End
                     Acquired    Value    Exer-  /Unexer-  Exer-  /Unexer-
Name               on Exercise  Realized  cisable/cisable  cisable/cisable

Michael Kovens          -          -       68,750/  -0-      -0-  /  -0-
Harvey Grossblatt       -          -       12,000/  -0-      -0-  /  -0-

Table III.  Option/SAR Grants in Last Fiscal Year (Individual Grants)

     The following table sets forth information concerning the number and percentage of total options to each executive officer whose compensation exceeded $100,000 in the fiscal year ended March 31, 2001:

                    Number of     Percent of
                   Securities   Total Options/
                   Underlying    SARS Granted    Exercise
                  Options/SARS   To Employees       or
Name                Granted     In Fiscal Year  Base Price  Expiration Date
Harvey Grossblatt    5,000          12.2%          4.50         6/1/06

                          OTHER MATTERS

  The solicitation of proxies will be made by mail, at the expense of the Company, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Subsequent solicitations may be made by mail, telegraph, telephone or any other appropriate means.

  The Board of Directors of the Company is not aware of any other matter which may be presented for action at the Annual Meeting, but should any such matter requiring a vote of the shareholders arise, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment of the person or persons voting the proxies, and discretionary authority to do so is provided for in the proxy.

  Grant Thornton LLP is the firm of certified public accountants selected by the Board of Directors of the Company to audit the books and accounts of the Company for the fiscal year ended March 31, 2001. It is anticipated that representatives of Grant Thornton LLP will be present at the Annual Meeting to respond to appropriate questions.

  Shareholders who do not plan to attend the Annual Meeting are urged to complete, date, sign and return the enclosed proxy in the enclosed envelope to which no postage need be affixed if mailed in the United States. Prompt response is helpful and your cooperation will be appreciated.

                                      By Order of the Board of Directors,



                                      HARVEY B. GROSSBLATT
                                      Secretary

Dated: August 20, 2001